Exhibit 10.2(b)

JOINDER AGREEMENT
THIS JOINDER AGREEMENT, dated as of August 1, 2015 (this "Agreement") is executed by Celanese Sales U.S., Ltd., a limited partnership organized under the laws of Texas (the "Additional Originator"), with its principal place of business located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
BACKGROUND:
A.CE Receivables LLC, a Delaware limited liability company (the "Buyer") and the various entities from time to time party thereto, as Originators (collectively, the "Originators"), have entered into that certain Amended and Restated Purchase and Sale Agreement, dated as of February 2, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Purchase and Sale Agreement").

B.The Additional Originator desires to become an Originator pursuant to Section 4.3 of the Purchase and Sale Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Originator hereby agrees as follows:
SECTION 1.Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).

SECTION 2.Transaction Documents. The Additional Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that the Additional Originator has complied with all of the requirements of Section 4.3 of the Purchase and Sale Agreement, the Additional Originator shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. The Additional Originator hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents.

SECTION 3.Representations and Warranties. The Additional Originator hereby makes all of the representations and warranties set forth in Article V (to the extent applicable) of the Purchase and Sale Agreement as of the date hereof (unless such representations or warranties relate to an earlier date, in which case as of such earlier date), as if such representations and warranties were fully set forth herein. The Additional Originator hereby represents and warrants that its location (as defined in the applicable UCC) is Texas, and the offices where the Additional Originator keeps all of its records concerning the Receivables is as follows:

222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039
SECTION 4.Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). This Agreement is executed by the Additional Originator for the benefit of the Buyer, and its assigns, and each of the foregoing parties may rely hereon. This Agreement shall be binding upon, and shall inure to the benefit of, the Additional Originator and its successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

CELANESE SALES U.S. LTD.

By:	Celanese International Corporation,
General Partner

By: /s/ CHRISTOPHER W. JENSEN
Name: Christopher W. Jensen
Title: Senior Vice President, Finance

Consented to:

CE RECEIVABLES LLC

By: /s/ CHRISTOPHER W. JENSEN
Name: Christopher W. Jensen
Title: President

Acknowledged by:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH
as Administrator and as a Purchaser Agent

By: /s/ ERIC WILLIAMS
Name: Eric Williams
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent

By: /s/ MICHAEL BROWN
Name: Michael Brown
Title: Senior Vice President

CELANESE US HOLDINGS LLC

By: /s/ CHRISTOPHER W. JENSEN
Name: Christopher W. Jensen
Title: President